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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 3, 1999
                                                --------------------------------


                              Benjamin Moore & Co.
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    0-8894                    13-5256230
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     Of Incorporation)                                       Identification No.)


51 Chestnut Ridge Road, Montvale, New Jersey                       07645
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  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code        (201) 573-9600
                                                   -----------------------------


                                            None
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events


         The Executive and Finance Committee of the Board of Directors of Benjamin Moore & Co. on August 3, 1999 declared a regular quarterly dividend of seventeen cents ($0.17) per share payable October 1, 1999 to shareholders of record on September 2, 1999. This represents a 2% increase in the regular quarterly dividend after taking into account the 3-for-1 stock split effected August 2, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Benjamin Moore & Co.
                                            ------------------------------------
                                                        (Registrant)

Date   August 3, 1999                       By  /s/ John T. Rafferty
     -------------------------                 ---------------------------------
                                               John T. Rafferty
                                               Secretary